Exhibit 99.1 Karman Space & Defense Investor Update September 16, 2026 Jon Rambeau Chief Executive Officer

Forward-Looking Statements & Non-GAAP Financial Information Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “expect,” “expectation,” “believe,” “anticipate,” “may,” “could,” “intend,” “belief,” “plan,” “estimate,” “target,” “predict,” “likely,” “seek,” “project,” “model,” “ongoing,” “will,” “should,” “forecast,” “outlook” or similar terminology. These statements are based on and reflect our current expectations, estimates, assumptions and/or projections, our perception of historical trends and current conditions, as well as other factors that we believe are appropriate and reasonable under the circumstances. Forward-looking statements are neither predictions nor guarantees of future events, circumstances or performance and are inherently subject to known and unknown risks, uncertainties and assumptions that could cause our actual results to differ materially from those indicated by those statements. There can be no assurance that our expectations, estimates, assumptions and/or projections, including with respect to the future earnings and performance or capital structure of Karman, will prove to be correct or that any of our expectations, estimates or projections will be achieved. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation, that a significant portion of our revenue is generated from contracts with the United States military and U.S. military spending is dependent upon the U.S. defense budget; U.S. government contracts are subject to a competitive bidding process that can consume significant resources without generating any revenue; our business and operations expose us to numerous legal and regulatory requirements, and any violation of these requirements could materially adversely affect our business, results of operations, prospects and financial condition; our inability to adequately enforce and protect our intellectual property or defend against assertions of infringement could prevent or restrict our ability to compete; and we have in the past consummated acquisitions and intend to continue to pursue acquisitions, and our business may be adversely affected if we cannot consummate acquisitions on satisfactory terms, or if we cannot effectively integrate acquired operations. Readers and/or attendees are directed to the risk factors identified in the filings we make with the SEC from time to time, copies of which are available free of charge at the SEC’s website at www.sec.gov under Karman Holdings Inc. The forward-looking statements included in this presentation are only made as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable law. Non-GAAP Financial Measures We regularly review key operational and non-GAAP financial measures to manage our business, evaluate contract performance, monitor results of operations and ensure proper allocation of capital including (i) Backlog, (ii) EBITDA, (iii) Adjusted EBITDA, and (iv) Adjusted EBITDA Margin, which are defined below. We believe the non-GAAP financial measures will help investors understand our financial condition and operating results and assess our future prospects. We believe these non-GAAP financial measures, each of which is discussed in greater detail below, are important supplemental measures because they exclude unusual or non-recurring items as well as non-cash items that are unrelated to or may not be indicative of our ongoing operating results. Further, when read in conjunction with our U.S. GAAP results, these non-GAAP financial measures provide a baseline for analyzing trends in our underlying businesses and can be used by management as a tool to help make financial, operational and planning decisions. We may use non-GAAP financial metrics in certain Management compensation plans, debt covenants, internal budgetary decision making, and other resource allocation decisions. These measures are often used by analysts and other interested parties to evaluate companies in our industry by providing more comparable measures that are less affected by factors such as capital structure. We recognize that these non-GAAP financial measures have limitations, including that they may be calculated differently by other companies or may be used under different circumstances or for different purposes, thereby affecting their comparability from company to company. In order to compensate for these and the other limitations discussed below, management does not, and readers should not, consider these measures in isolation from or as alternatives to the comparable financial measures determined in accordance with U.S. GAAP. Readers should review the reconciliations below and should not rely on any single financial measure to evaluate our business. Industry and Market Data This presentation includes estimates, projections, and other information concerning our industry and the markets in which we operate that is based on management's knowledge and experience, as well as information obtained from independent industry publications, market research firms, and other third- party sources, which has not been independently verified by us and as to which we make no representation of accuracy or completeness. Any consensus analyst estimates referenced herein are derived from publicly available third-party sources and are not endorsed, adopted, or confirmed by us as our own guidance. Industry and market data, including any consensus estimates, involve assumptions and limitations, are subject to change, and should not be given undue weight; actual results may differ materially due to the risks and uncertainties described in our filings with the SEC. Unaudited Financial Information This presentation includes certain estimated financial measures for our third quarter results that have not yet been audited. Such financial measures do not conform to Regulation S-X promulgated by the SEC. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document to be filed or furnished by us with the SEC. Certain Definitions This presentation includes certain terms, which we calculate or define as indicated here: EBITDA: Net income before income taxes, depreciation and amortization and interest expense. Adjusted EBITDA: Adjusted EBITDA refers to EBITDA plus, as applicable for each period, adjustments for certain items management believes are not indicative of ongoing operations. Adjusted EBITDA excludes non-cash share-based compensation expenses and certain nonrecurring costs that management excludes in contemplation of budget decisions and are not costs of operating the business and other non-recurring costs including gains or losses from disposition of assets, non-cash impairment losses, non-recurring transaction expenses and other charges or gains that Karman believes are not part of the ongoing operations of its business. The resulting expense or benefit from these other non-recurring costs is inconsistent in amount and frequency. Adjusted EBITDA Margin or Margin: Calculated by dividing Adjusted EBITDA by revenue. Backlog: Represents firm contractual commitments to purchase from us – purchase orders, task orders and binding authorization to proceed. Backlog excludes expected follow-ons, option years, IDIQ ceilings or speculative customer commitments Pipeline: The aggregate value of business opportunities being pursued by us. Bookings: Represent the value of new contract awards, including purchase orders, long-term agreements, and contractual authorizations to proceed, received during the applicable period. Book-to-Bill: The value of our Bookings for a given period divided by revenue recognized during the same period. ©2026 Karman Space & Defense 2

We Are Exceeding Our IPO Commitments to Our Shareholders

	What Did We Say At IPO?	What Did We Do?	
Financial Metrics (Organic)			
1. Organic Growth Rate	~18%	25%+ (2025A and 2026E)	✓
2. Book-to-Bill Ratio	~1.2 – 1.3x	~1.6x (Last 18 months)	✓
3. Adj. EBITDA Margin	~30%+	~30% (LTM Adj. EBITDA Margin)	✓
4. Diversified Program Base	No Program > ~10% of Sales	Largest Program <10% of Sales	✓
Inorganic Metrics			
1. # of Acquisitions per Year	1 – 2	~2.5 since IPO	✓
2. Typical Size Range	$5 - $15m EBITDA	Average of ~$11m	✓
3. Acquisition Growth / Margin Profile	Similar to Core Business	~25% Growth, ~25% Margins	✓
4. Purchase Price Valuation(1)	~10 – 12x	Average of ~10x	✓
Other Key Drivers			
1. Escalating Pipeline & Conversion	*3x Increase in Active Opportunity Pipeline in Q2'26 Alone*		✓
2. Addressing Key DoW Priorities	*Strategic Expansion into Maritime Defense Market*		✓
3. Following Customer Needs to Solve Challenges	*Significantly Expanded Capacity and Added UK/EU Footprint*		✓
4. Increasing Competitive Moat	*Organic & Inorganic IP Development is Driving New Wins*		✓

We are delivering on all fronts and have conviction in our ability to create value for our shareholders, customers and nation

(1) See slide 5

KARMAN SPACE & DEFENSE

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Purpose Built to Create Value for Our Shareholders, Our Customers, Our Nation, and Allied Nations

What are the DoW's Priorities?

- Focus on speed, agility and non-traditionals that can creatively solve complex challenges
- Supplier willingness to invest in capacity and capability ahead of the curve
- Specific focus on UAS / C-UAS, hypersonics, refilling depleted missile inventories and subsea technologies
- New capabilities and teams that can provide agile design-through-production capabilities
- Greater local capability and support for our customers and allies in Europe, allowing domestic capability to scale in support of DoW

"Years-long development cycles are not acceptable. We must dramatically accelerate our program schedules and expand production capacity now" – Steve Feinberg, Deputy Secretary of War(1)

"We're focused on the critical munitions that are so essential for our competitive advantage and that are sought after worldwide — weapons like the Patriot, the Tomahawk, the Thaad interceptor, the Standard Missile" – Michael Duffey, Undersecretary of War for Acquisition & Sustainment(2)

How Does KRMN Address These?

- ✓ Simplified, vertically integrated supply chain for IP-rich subsystems *(eg, tactical SRMs, deployable shrouds, motor nozzles, UAS launchers)*
- ✓ Enable our prime customers to move faster while meeting cost requirements
- ✓ Provide system-level design from initial concept through full rate production
- ✓ Help emerging disruptors get to market faster and launch larger, more complex programs

What Are the Results?

Rapidly Increasing Market	*3x Increase in Active Pipeline Opportunities*
Increased Bookings	*~1.6x Book-to-Bill Ratio in the Last 18 Months*
Protected Program Base	*Zero Major Program Losses or Dual Sourcing*
Increased New Content	*Winning New Systems and Second-Source Opportunities*
Protected Margins	*Focused on Performance, Technology / IP and Production Ramp*

Karman is a solution to current DoW priorities and challenges – we enable our prime customers to move faster with agile development, scaled manufacturing and a deep technology portfolio

KARMAN SPACE & DEFENSE

(1) *U.S. Department of Defense memorandum, Aug. 5, 2026, as reported by The Washington Post, Aug. 8, 2026*
(2) *Bloomberg, Sept. 11, 2026*

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Strategic Acquisitions Expand Our Value Proposition and Accelerate Growth

Key Acquisition Statistics Since IPO Excl. Walker[2]

Total Acquired Metrics[1]	Total	Average
LTM Revenue @ Acquisition Close	$168m	$42m
LTM Adj. EBITDA @ Acquisition Close	~$46m	$11m
% Margin	*~27%*	*~27%*
Backlog @ Acquisition Close Date	$345m	$86m
Total Enterprise Value	***$453m***	***$113m***
EBITDA Multiple	***~10x***	***~10x***

Accretive, Complementary and Low Risk Acquisitions With Significant Upside

What Do We Look For?

- Relatively small, founder-owned businesses with capabilities/products that synergistically fit within the Karman portfolio
- Opportunities to address customer challenges by combining capabilities
- Adds capacity or advanced manufacturing capabilities that we need
- Expand our presence in high-priority markets or regions
- Enhance our competitive moat and position within the supply chain

Impact to Karman Excl. Walker[2]



Acquired Revenue Performance (3)
$168M
$203M
~$212 - $218M
@ Acquisition Close
Q2'26 Run-Rate
Q3'26 Est Run-Rate



Acquired EBITDA Performance (3)
Margin:
27%
29%
~30%
$46M
$58M
~$62 - $64M
@ Acquisition Close
Q2'26 Run-Rate
Q3'26 Est. Run-Rate

Our acquired businesses have a strategic reason to join Karman, and we accelerate revenue and EBITDA growth immediately post-close

Since IPO, Karman has executed 5 strategic acquisitions – all of which have enhanced our value proposition, and resulted in accelerated growth via incremental capabilities, customer relationships, vertical integration and market expansion

KARMAN SPACE & DEFENSE

(1) *Represents financial information for targeted acquired companies prepared in connection with the proposed acquisition / business combination with Karman. Acquired company metrics above were derived from the quality of earnings analysis and internal diligence prepared by Karman and were not derived directly from the financial statements of the applicable acquired company. Aggregate metrics above for the acquisitions represent amounts underwritten by Karman in connection with the acquisitions. At the time of acquisition close, no acquired company had a class of securities registered under Section 12 (or was required to file reports under Section 15(d)), of the Securities Exchange Act of 1934.*

(2) *Walker acquisition excluded due to August closing date (acquisition is not included in historical financial results)*

(3) *Based on revenue and EBITDA at acquisition close and Q2, 2026 annualized EBITDA for each acquisition other than Walker Precision Engineering. Reconciliation of EBITDA to net income for Q2 2026 amounts included on Appendix A. Reconciliation for Q3 2026 forward looking information is not provided as it is not available without unreasonable efforts.*

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Strategic Acquisitions Expand Our Value Proposition and Accelerate Growth (Cont'd)

Acquisitions Since IPO

Acquisition	Core Market	Strategic Rationale	Key Initiatives to Accelerate Growth
MTI	*Strategic Missile*	▪ Added new capabilities in hot forgings and refractory alloy expertise ▪ Complementary products tied into deployable shroud systems	▪ Leveraged existing customer base to cross-sell refractory alloy capability ▪ Expanded MTI relationship with key, new customer with full breadth of KRMN offering
Industrial Solid Propulsion	*UAS / C-UAS*	▪ Significantly expanded capacity for tactical SRMs and boost motors ▪ Brought 40 proprietary propellant formulations in-house	▪ Use new propellant / SRM technologies on existing programs ▪ Drive significant growth through existing customer relationships and program positions
Five Axis Industries	*Space & Launch*	▪ Entered new product line in engine liners and subsystems ▪ Added incremental capacity to support existing space programs	▪ In-sourcing the spin forming for a major space launch engine program ▪ Internal second source for space qualified advanced manufacturing
Seemann Composites	*Maritime Defense*	▪ Major strategic expansion into maritime defense market ▪ Complementary "bow-to-stern" products and well aligned concept-through-production approach	▪ Move existing Karman resin formulation capabilities to PA to form dedicated advanced materials center of excellence ▪ Expand production capacity space ahead of program transitions to rate
Walker Precision Engineering	*Tactical Missile*	▪ Expanded into UK/Europe in response to customer needs ▪ Added incremental IP-rich electroforming and processing capabilities to support existing programs	▪ Immediately offer Karman US Prime customers a UK/EU footprint for localized missile manufacturing work ▪ Offer KRMN capability to new European defense prime customers

Each of our acquisitions offers unique combined growth opportunity – we make disciplined, strategic acquisitions that combine to solve specific challenges for the customer or end user

KARMAN SPACE & DEFENSE

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We Are Making Capital Investments to Drive Long-Term Growth & Cash Flow

Capital Investments



Capital Expenditures ($M)
% of Revenue
6.0%
$16.8M
4.4%
$15.3M
4.3%
$20.3M
~$35 - $38M
Key Expansion Projects
~2%
Growth & Maint.
~3%
$21.9M
~$13 - $16M
2023
2024
2025
2026 (Guidance)
1H 2026
2H 2026 (Guidance)

Key Expansion Projects

Key Expansion Projects		2026 Cost	Strategic Rationale
Skagit, WA **Energetic Facility**		~$5m	• Significant expansion of Energetic facility to support high-growth programs and recent SRM bookings
SLC, UT **New Nozzle & Launcher Facility**		~$8m	• Build out of brand new ~200k sq foot facility to create internal second source for IP-rich nozzles and launchers
Horsham, PA **Advanced Materials**		~$3m	• Expansion of weaving, resin formulation and fiber placement capabilities

Accelerated 1H 2026 capital investments to meet customer and end-user needs and ultimately fuel cash flow generation

Highlights

Directly Responding to Customer & End-User Demand Signals

~500k+ square feet of Production Space Added Since IPO

~2x Increase in Capacity for SRMs

<u>Expected cash flow generation in 2H 2026 and beyond</u>

Strategically elevated 1H 2026 capital expenditures to significantly expand production capacity, expand competitive moat, and win incremental share on high-growth programs – all of which will drive long-term free cash flow generation

KARMAN SPACE & DEFENSE

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We Are Making Operational Investments to Drive Long-Term Growth & Cash Flow (1) Highlights Operational Investments Comparison to Peers Q2’26 Contract Assets: Investing In People, Material & Inventory to Support Growth KRMN 94 Days 132% Peer Avg. 97 KRMN 103% 112% Working Capital Trending Favorably % of Revenue 122% Despite Significant Growth Peer Avg. 107% 103% Contract Assets + Inventory: KRMN 102 Converting Production to Cash Faster Days Peer Avg. 177 Than Peers on Average KRMN 112% % of Revenue Peer Avg. 194% Sales Expecting Continued Positive Momentum in Cash Generation Revenue is significantly outpacing the expected working KRMN outperforms peers on key working capital metrics capital build up in our hyper-growth environment and cash conversion Karman is effectively managing working capital to capture generational growth, support our shareholders, customers and nation – and we are well-positioned to generate positive cash flow in 2H 2026 and beyond 8 (1) Peers include AeroVironment, Kratos, and Mercury Systems – Information derived from SEC Filings

Our Backlog is at Record Highs and Provides Significant Visibility

Backlog Bridge



$580M
$398M
$978M
$345M
$1,322M
Q4'24
Karman
Q2'26
(Excl. Acquired)
Acquired
Q2'26
(Current)

Even when excluding the benefit of backlog acquired via acquisition, Karman has increased backlog by ~69% - with $1.3bn of total backlog providing significant high-growth revenue visibility

Key Highlights

- Exceptional level of bookings across our high priority end markets, with ~1.6x book-to-bill ratio over last 18 months
  - ~$398m increase (~69% growth) in backlog since Q4 2024 when excluding any acquired backlog
- Karman backlog only includes firm contractual commitments – purchase orders, task orders and binding authorization to proceed
  - Does not include expected follow-ons, option years, IDIQ ceilings or speculative customer commitments
- Historical cancellation of binding contracts is extremely low and requires negotiation with customer, providing additional backlog security

Our backlog consists only of firm, binding contracts, has increased organically, and has reached a record level of $1.3 billion as of June 30, 2026

KARMAN SPACE & DEFENSE

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Our Strategy, Execution & Unique Position are Yielding Excellent Results (1) Trended Revenue Reported Revenue vs Analyst Consensus Quarterly Revenue YoY Growth % 58% 51% 47% 42% 35% 21% (1) Trended Adj. EBITDA Reported Adj. EBITDA vs Analyst Consensus Quarterly Adj. EBITDA YoY Growth % 59% 55% 48% 34% 29% 25% % Margin: 30% 31% 31% 31% 30% 30% We continue to execute well and generate high levels of growth – and have exceeded analyst expectations every quarter since IPO 10 (1) Per FactSet Estimates

Appendix A: Reconciliation of EBITDA of Acquired Businesses to Q2 2026 Results Q2 2026 Reconciliation of EBITDA of Acquired Businesses to Q2 2026 Results Q2 2026 Run-Rate 1 (unaudited, in millions) 58% 51% 47% 42% 35% 21% Net Loss Income $9 $35 Plus: Income Taxes 0 0 Plus: Net Interest Expense (0) (0) Plus: Depreciation & Amortization 6 24 EBITDA $15 $58 (1) Based on Q2 2026 annualized EBITDA for each acquisitions. Does not include certain expenses (such as income tax and interest) that are recorded on 11 the corporate books and not on the books and records of the acquired entities. Figures do not add exactly due to rounding. Walker acquisition excluded due to August closing date (acquisition is not included in historical financial results).